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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference into the DXP Enterprises, Inc. Registration Statement on Form S-8 of our report dated January 30, 1998, included in DXP Enterprise Inc.'s Annual Report on Form 10-K for the year ended December 31, 1997.



ARTHUR ANDERSEN LLP



Houston, Texas
August 20, 1998